Exhibit 10.1

DEED OF AMENDMENT

Dated: 28 March 2020

By and Among:

(1)	Citibank Europe plc (the “Bank”);

(2)	AXIS Specialty Limited (“ASL”);

(3)	AXIS Re SE (formerly, AXIS Re Limited);

(4)	AXIS Specialty Europe SE (formerly, AXIS Specialty Europe Limited);

(5)	AXIS Insurance Company;

(6)	AXIS Surplus Insurance Company; and

(7)	AXIS Reinsurance Company

(parties (2), (3), (4), (5), (6) and (7) together known as the “Companies”).

Re: Committed Facility Letter – Facility Number 2

1. Background

1.1        On 27 March 2017 a Committed Facility Letter – Facility Number 2 was entered into by and among the Bank and the Companies, as amended on 28 March 2018 and on 28 March 2019 (the “Committed Facility Number 2 Letter”).

1.2        The Parties have agreed to certain further amendments to the Committed Facility Number 2 Letter as detailed in this Deed.

1.3        The terms and expressions defined in the Committed Facility Number 2 Letter shall have the same meanings when used in this Deed unless otherwise indicated.

1.4        The parties to this Deed hereby agree that from the Effective Date (as defined below) the rights and obligations of the parties under the Committed Facility Number 2 Letter and the terms of the Committed Facility Number 2 Letter shall be amended as set out below.

2. Effective Date

The following amendments shall take effect on and from 31 March 2020 (“Effective Date”).

3. Amendments

With effect from the Effective Date, the following amendments shall be made to the Committed Facility Number 2 Letter:

Paragraph 5.2 (c) of the Committed Facility Number 2 Letter shall be deleted in its entirety and replaced with the following:

“(c) The tenor of the Credit extends beyond 31st March 2022;

The Bank may, in its sole discretion consider applications for Credits that are outside the terms of this Letter. Any such requests will be considered on a case-by-case basis and will be subject to the terms of any Facility Documents then existing.”

4. Costs and expenses

Each party to this Deed shall bear its own costs and expenses in relation to the amendments agreed pursuant to the terms of this Deed.

5. Affirmation and acceptance

5.1        With effect from the Effective Date, the terms and conditions of the Committed Facility Number 2 Letter shall be read and construed by reference to this Deed and all references to the Committed Facility Number 2 Letter shall be deemed to incorporate the relevant amendments contained within this Deed and all references in the Committed Facility Number 2 Letter to “this Committed Facility Letter” shall with effect from the Effective Date be references to the Committed Facility Number 2 Letter as amended by this Deed.

5.2        In the event of any conflict between the terms of this Deed and this Committed Facility Number 2 Letter, the terms of this Deed shall prevail.

5.3        For the avoidance of doubt, except as amended by the terms of this Deed, all of the terms and conditions of the Committed Facility Number 2 Letter shall continue to apply and remain in full force and effect.

5.4        The Companies shall, at the request of Bank, do all such acts necessary or desirable to give effect to the amendments effected or to be effected pursuant to the terms of this Deed.

6. Continuation of Security

The parties agree that, on and after the Effective Date:

(i)	The Pledge Agreement dated 14 May 2010, as amended from time to time, most recently on 27 March 2017, between ASL and the Bank and any security granted under it shall continue in full force and effect;

(ii)	The Collateral Account Control Agreement dated 19 May 2015 between ASL and Bank shall continue in full force and effect;

and that such Pledge Agreement and any security pledged thereunder extend to the Committed Facility Number 2 Letter, as amended pursuant to this Deed.

7. Counterparts

This Deed may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement. This amendment shall take effect as a Deed notwithstanding it is signed under hand by Bank.

8. Third party rights

No person shall have any right to enforce any provision of this Deed under the Contracts (Rights of Third Parties) Act 1999.

9. Governing law

This Deed (and any non-contractual obligation, dispute, controversy, proceedings or claim of whatever nature arising out of it or in any way relating to this Deed or its formation) shall be governed by and construed in accordance with English law.

[Signatures follow]

Signatories to the Deed of Amendment

EXECUTED AS A DEED BY AXIS Specialty	Signed: /s/ Peter J. Vogt
Limited (“ASL”)	Name: Peter J. Vogt
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Marilyn A. Kolk
Name of Witness: Marilyn A. Kolk
	Address:	1211 Ave of Americas
New York, NY 10036

EXECUTED AS A DEED BY AXIS Re SE (formerly	Signed: /s/ Timothy Hennessy
AXIS Re Limited)	Name: Timothy Hennessy
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Sheena Hennessy
Name of Witness: Sheena Hennessy
Address: 69 Park Ave., Dublin, Irl

EXECUTED AS A DEED BY AXIS Specialty	Signed: /s/ Timothy Hennessy
Europe SE (formerly, AXIS Specialty Europe Limited)	Name: Timothy Hennessy
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Sheena Hennessy
Name of Witness: Sheena Hennessy
Address: 69 Park Ave., Dublin, Irl

EXECUTED AS A DEED BY AXIS Insurance	Signed: /s/ Andrew M. Weissert
Company	Name: Andrew M. Weissert
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Brenda Reese
Name of Witness: Brenda Reese
	Address:	10000 Avalon Blvd.
Alpharetta, GA 30009

EXECUTED AS A DEED BY AXIS Surplus	Signed: /s/ Andrew M. Weissert
Insurance Company	Name: Andrew M. Weissert
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Brenda Reese
Name of Witness: Brenda Reese
	Address:	10000 Avalon Blvd.
Alpharetta, GA 30009

EXECUTED AS A DEED BY AXIS Reinsurance	Signed: /s/ Andrew M. Weissert
Company	Name: Andrew M. Weissert
Acting by a director	Title: Director
In the presence of	Signature of Witness: /s/ Brenda Reese
Name of Witness: Brenda Reese
	Address:	10000 Avalon Blvd.
Alpharetta, GA 30009

WE HEREBY CONFIRM OUR ACCEPTANCE ON BEHALF OF BANK:

By: /s/ Niall Tuckey

Name: Niall Tuckey

Title: Director